Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2020
Property and Equipment, Net
Schedule of property and equipment, net

	As of December 31,
	2019	2020
	RMB	RMB
Leasehold improvements	26,520	30,673
Computers and electrical equipment	5,968	8,795
Office equipment and furniture	4,760	4,880
Medical equipment	1,793	1,724
Total	39,041	46,072
Less: Accumulated depreciation	(6,011)	(15,553)
Less: Impairment of property, plant and equipment	(689)	(689)
Net book value	32,341	29,830